Exhibit 10.12

EXECUTION VERSION

DEED OF AMENDMENT
relating to an Intercreditor Agreement dated 21 July 2006,
as amended and restated by a Deed of Amendment dated 16 May 2007, by a Deed of Amendment dated 22 August 2007,
by a Deed of Amendment dated 10 March 2008,
by a Deed of Amendment dated 17 September 2009,
by a Deed of Amendment dated 29 September 2009,
by a Deed of Amendment dated 21 October 2010,
by a Deed of Amendment dated February 18, 2011,
by a Deed of Amendment dated October 8, 2012,
by a Deed of Amendment dated 2 May 2014,
by a Deed of Amendment dated 14 November 2014, and
by a Deed of Amendment dated 30 September 2015.

CENTRAL EUROPEAN MEDIA ENTERPRISES LTD., CENTRAL EUROPEAN MEDIA ENTERPRISES N.V. and CME MEDIA ENTERPRISES B.V. as Obligors;

TIME WARNER INC.
as 2014 Term Loan Agent;

TIME WARNER INC.
as 2014 RCF Agent;

DEUTSCHE BANK TRUST COMPANY AMERICAS
as 2014 Trustee;

and

TIME WARNER INC.
as 2014 Guarantor

THIS DEED is dated 19 February 2016 and made among:

(A)	CENTRAL EUROPEAN MEDIA ENTERPRISES LTD., a company established under the laws of Bermuda (the “Company”);

(B)	CENTRAL EUROPEAN MEDIA ENTERPRISES N.V. a company established under the laws of Curaçao (“CME N.V.”);

(C)	CME MEDIA ENTERPRISES B.V. a company established under the laws of the Netherlands (“CME B.V.”);

(D)	TIME WARNER INC. (acting in its capacity as Security Agent under the 2014 Term Loan) (the “2014 Term Loan Agent”);

(E)	TIME WARNER INC. (acting in its capacity as Security Agent under the 2014 RCF) (the “2014 RCF Agent”);

(F)	DEUTSCHE BANK TRUST COMPANY AMERICAS, a New York banking corporation (acting in its capacity as Trustee and Security Agent under the 2014 Indenture) (the “2014 Trustee”); and

(G)	TIME WARNER INC. (acting in its capacity as CME Credit Guarantor and Agent under the 2014 Reimbursement Agreement) (the “2014 Guarantor”).
IT IS AGREED as follows:
1.DEFINITIONS AND INTERPRETATION
1.1    Definitions
In this Deed:
“2014 RCF” means Amended and Restated Revolving Loan Facility Credit Agreement dated, as of 2 May 2014, as amended and restated as of 14 November 2014 and as further amended and restated as of 19 February 2016, amongst the Company, the Lenders party thereto, and Time Warner Inc., as Administrative Agent.
“2014 Term Loan” means Amended and Restated Term Loan Facility Credit Agreement, dated as of February 28, 2014, as amended and restated as of 14 November 2014, amongst the Company, the Lenders party thereto, and Time Warner Inc., as Administrative Agent.
“2014 Indenture” means an Indenture dated as of 2 May 2014, amongst the Company, CME N.V., CME B.V. and the 2014 Trustee, as Trustee, Paying Agent, Transfer Agent, Registrar and the Security Agent.
“2014 Reimbursement Agreement” means Amended and Restated Reimbursement Agreement dated, as of 14 November 2014, as amended, and amended and restated as of 19 February 2016, among the Company, CME B.V. and the 2014 Guarantor.
“Obligors” means the Company, CME N.V. and CME B.V.
“Original Agreement” means the Intercreditor Agreement dated 21 July 2006, as amended and restated by a Deed of Amendment dated 16 May 2007, by a Deed of Amendment dated 22 August 2007, by a Deed of Amendment dated 10 March 2008, by a Deed of Amendment dated 17 September 2009, by a Deed of Amendment dated 29 September 2009, by a Deed of Amendment dated 21 October 2010, by a Deed of Amendment dated 18 February 2011, by a Deed of Amendment dated 8 October 2012, by a Deed of Amendment dated 2 May 2014, by a Deed of Amendment dated 14 November 2014, and as further amended and restated by a Deed of Amendment dated 30 September 2015.
“Restated Agreement” means the Original Agreement, as amended and restated by this Deed, and the terms of which are set out in Schedule 1 (Restated Agreement).

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1.2    Incorporation of defined terms

(a)	Unless a contrary indication appears, a term defined in the form of Restated Agreement attached as Schedule 1 to this Deed has the same meaning in this Deed.

(b)	The principles of construction set out in the form of Restated Agreement attached as Schedule 1 to this Deed shall have effect as if set out in this Deed.
1.3    Clauses
In this Deed any reference to a “Clause” or a “Schedule” is, unless the context otherwise requires, a reference to a Clause or a Schedule to this Deed.
2.    RESTATEMENT OF THE ORIGINAL AGREEMENT
With effect from the date of this Deed, the Original Agreement shall be amended and restated in the form set out in Schedule 1 (Restated Agreement).
3.    FURTHER ASSURANCE
The Company shall ensure that each Obligor shall, at the request of the 2014 Term Loan Agent (acting on the instructions of the administrative agent or majority lenders under the 2014 Term Loan), the 2014 RCF Agent (acting on the instructions of the administrative agent or majority lenders under the 2014 RCF), the 2014 Trustee, and the 2014 Guarantor, and, at its own expense, do all such acts and things necessary or desirable to give effect to the amendments effected or to be effected pursuant to this Deed.
4.    MISCELLANEOUS
4.1    Incorporation of terms
The provisions of Article 4.02 (Entire Agreement; Amendment and Waiver), Article 4.03 (Notices), Article 4.04 (Governing Law and Arbitration) sub-paragraph (b), and Article 4.05 (Successors and Assigns; Third Party Rights) of the Restated Agreement shall be incorporated into this Deed as if set out in full in this Deed and as if references in those clauses to “this Agreement” are references to this Deed.
4.2    Counterparts
This Deed may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of this Deed.
5.    GOVERNING LAW
This Deed and any non-contractual obligations arising out of or in connection with it shall be governed and construed in accordance with English law.

This Deed has been entered into on the date stated at the beginning of this Deed.

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SCHEDULE 1
RESTATED AGREEMENT
[Intentionally left blank]

IN WITNESS WHEREOF, the parties hereto, acting through their duly authorised representatives, have caused this Deed to be executed and delivered as a Deed on the date first above written.

THE OBLIGORS
EXECUTED and DELIVERED as a DEED
for and on behalf of
CENTRAL EUROPEAN MEDIA ENTERPRISES LTD.

By:	/s/ David Sturgeon

Name:	David Sturgeon

Title:	Chief Financial Officer

Address:	O’Hara House, 3 Bermudiana Road, Hamilton, Bermuda

Facsimile:	+1 441 295 0992

Attention:	Assistant Secretary

With a copy to:

Address:	CME Media Services Limited
Krizeneckeho nam. 1078/5a
Prague 5, 152 00, Czech Republic
Facsimile:    +420 242 464 483
Attention:     Legal Department

EXECUTED and DELIVERED as a DEED
for and on behalf of
CENTRAL EUROPEAN MEDIA ENTERPRISES N.V.

By:	/s/ Daniel Penn

Name:	Daniel Penn

Title:	Managing Director

Address:	Schottegatweg Oost 44, Willemstad, Curaçao

Facsimile:	+ 599 9 732 2500

Attention:	Managing Director

With a copy to:

Address:	CME Media Services Limited
Krizeneckeho nam. 1078/5a
Prague 5, 152 00, Czech Republic

Facsimile:	+420 242 464 483

Attention:	Legal Department

EXECUTED and DELIVERED as a DEED
for and on behalf of
CME MEDIA ENTERPRISES B.V.

By:	/s/ Alphons van Spaendonck

Name:	Alphons van Spaendonck

Title:	Managing Director

By:	/s/ Pan-Invest B.V.

Name:	Pan-Invest B.V., represented by G. van den Berg

Title:	Managing Director

Address:	Piet Heinkade 55, Unit G-J, 1019GM, Amsterdam, The Netherlands

Facsimile:	+312 042 31404

Attention:	Managing Director

With a copy to:

Address:	CME Media Services Limited
Krizeneckeho nam. 1078/5a
Prague 5, 152 00, Czech Republic

Facsimile:	+420 242 464 483

Attention:	Legal Department

The 2014 Term Loan Agent
EXECUTED and DELIVERED as a DEED
for and on behalf of
TIME WARNER INC.

By:	/s/ Edward B. Ruggiero

Name:	Edward B. Ruggiero

Title:	Senior Vice President & Treasurer

By:	/s/ Priya Dogra

Name:	Priya Dogra

Title:	Senior Vice President, Mergers & Acquisitions

in the presence of:     /s/ Lisa Reinhardt        Lisa Reinhardt

Address:	One Time Warner Center
New York, New York 10019

Facsimile:	+1 (212) 484-7151

Attention:	Treasurer

The 2014 RCF Agent
EXECUTED and DELIVERED as a DEED
for and on behalf of
TIME WARNER INC.

By:	/s/ Edward B. Ruggiero

Name:	Edward B. Ruggiero

Title:	Senior Vice President & Treasurer

By:	/s/ Priya Dogra

Name:	Priya Dogra

Title:	Senior Vice President, Mergers & Acquisitions

in the presence of:     /s/ Lisa Reinhardt        Lisa Reinhardt

Address:	One Time Warner Center
New York, New York 10019

Facsimile:	+1 (212) 484-7151

Attention:	Treasurer

The 2014 Trustee
EXECUTED and DELIVERED as a DEED
for and on behalf of
DEUTSCHE BANK TRUST COMPANY AMERICAS

By:	Deutsche Bank National Trust Company
/s/ Irina Golovashchuk

Name:	Irina Golovashchuk

Title:	Vice President

Name:	/s/ Jeffrey Schoenfeld Jeffrey Schoenfeld

Title:	Vice President
in the presence of:     /s/ Chris Niesz    Chris Niesz
Assistant Vice President

Address:	Deutsche Bank Trust Company Americas
Global Securities Services
60 Wall Street, 16th Floor
New York, New York 10005
U.S.A.

Facsimile:	+ 1 732 578 4635

Attention:	Corporates Team Deal Manager – Central European Media Enterprises Ltd.
with a copy to:

Address:	Deutsche Bank Trust Company Americas
c/o Deutsche Bank National Trust Company
Global Securities Services
100 Plaza One, 6th Floor Mailstop JCY03-0699
Jersey City, New Jersey 07311
U.S.A.

Facsimile:	+ 1 732 578 4635

Attention:	Corporates Team Deal Manager – Central European Media Enterprises Ltd.

The 2014 Guarantor
EXECUTED and DELIVERED as a DEED
for and on behalf of
TIME WARNER INC.

By:	/s/ Edward B. Ruggiero

Name:	Edward B. Ruggiero

Title:	Senior Vice President & Treasurer

By:	/s/ Priya Dogra

Name:	Priya Dogra

Title:	Senior Vice President, Mergers & Acquisitions

in the presence of:    /s/ Lisa Reinhardt    Lisa Reinhardt

Address:	One Time Warner Center
New York, New York 10019

Facsimile:	+1 (212) 484-7151

Attention:	Treasurer